TRADE AND OTHER RECEIVABLES	12 Months Ended
Jun. 30, 2020
Trade and other receivables [abstract]
Trade and other receivables

ACCOUNTING POLICIES

Recognition and measurement

Trade and other receivables, excluding Value Added Tax and prepayments, are non-derivative financial assets categorised as financial assets at amortised cost.

These assets are initially measured at fair value plus directly attributable transaction costs. Subsequent to initial recognition, they are measured at amortised cost using the effective interest method less any expected credit losses using the Group’s business model for managing its financial assets.

The Group derecognises a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all of the risks and rewards of ownership of the financial asset are transferred, or it neither transfers nor retains substantially all of the risks and rewards of ownership and does not retain control over the transferred asset. Any interest in such derecognised financial assets that is created or retained by the Group is recognised as a separate asset or liability.

Impairment

The Group recognises loss allowances for trade and other receivables at an amount equal to expected credit losses (“ECLs”). The Group uses the simplified ECL approach. When determining whether the credit risk of a financial asset has increased since initial recognition and when estimating ECLs, the Group considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on informed credit assessments and including forward-looking information. The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.

ECLs are a probability weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the entity in accordance with the contract and the cash flows that the Group expects to receive). The Group assesses whether the financial asset is credit impaired at each reporting date. A financial asset is credit impaired when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred, including but not limited to financial difficulty or default of payment. The Group will write off a financial asset when there is no reasonable expectation of recovering it after considering whether all means to recovery the asset have been exhausted, or the counterparty has been liquidated and the Group has assessed that no recovery is possible.

Any impairment losses are recognised in the statement of profit or loss.

Trade receivables relate to gold sold on the bullion market by Rand Refinery in its capacity as an agent. Settlement is usually received two working days from gold sold date.

Amounts in R million	2020	2019

Trade receivables	23.1	-
Value Added Tax	83.5	42.0
Other receivables [1]	17.3	25.3
Prepayments	25.1	5.5
Allowance for impairment	(2.6)	(4.9)
	146.4	67.9
[1] Other receivables consist of a number of individually insignificant amounts receivable

CREDIT RISK

The Group is exposed to credit risk on the total carrying value of its trade receivables and other receivables excluding Value Added Tax and prepayments.

The Group manages its exposure to credit risk on trade receivables by maintaining a short term cycle to settlement of 2 working days. The Group manages its exposure to credit risk on other receivables by establishing a maximum payment period of 30 days, and ensuring that counterparties are of good credit standing and transacting on a secured or cash basis where considered necessary. The majority of other receivables comprises of balances with counterparties who have been transacting with the Group for over 5 years and in some of these cases, the counterparties are also suppliers of the Group. Receivables are regularly monitored and assessed for recoverability.

The balances of counterparties who have been assessed as being credit impaired at reporting date are as follows:

	2020		2019
Amounts in R million	Non-credit impaired	Credit impaired	Non-credit impaired	Credit impaired

Trade receivables	23.1	-	-	-
Other receivables	14.7	2.6	23.2	2.1
	37.8	2.6	23.2	2.1

Loss allowance	-	(2.6)	(2.8)	(2.1)

Movement in the allowance for impairment in respect of trade and other receivables during the year was as follows:

Amounts in R million	2020	2019

Balance at the beginning of the year	(4.9)	(9.2)
Impact of adopting IFRS 9 on July 1, 2018
Impairment recognised on other receivables included in operating costs	-	(3.2)
Balance at the beginning of the year after adoption of IFRS 9 Financial Instruments	(4.9)	(12.4)
Credit loss allowance/impairments recognised included in operating costs	(0.2)	(3.1)
Credit loss allowance/impairments reversed included in operating costs	0.4	5.3
Credit loss allowance written off against related receivable	2.1	5.3
Balance at the end of the year	(2.6)	(4.9)

MARKET RISK

Interest rate risk

Trade and other receivables do not earn interest and are therefore not subject to interest rate risk.

Foreign currency risk

Gold is sold at spot rates and is denominated in US Dollars. Gold sales and thus trade receivables, are therefore exposed to fluctuations in the US Dollar/South African Rand exchange rate. All foreign currency transactions are entered into during the year ended June 30, 2020 were at spot rates and no hedges are entered into.

Figures in USD million	2020	2019

Foreign denomination of trade receivables at June 30	1.3	-

A 10% strengthening of the Rand against the US Dollar at 30 June would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant.

Amounts in R million	2020	2019

Strengthening of the Rand against the US Dollar	(2.3)	-
Weakening of the Rand against the US Dollar	2.3	-

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of trade and other receivables approximate their carrying value due to their short-term maturities.